SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
              PURSUANT TO SECTION 12(b) OR 12(g) OF THE SECURITIES

                    EXCHANGE ACT OF 1934 (THE "EXCHANGE ACT")

                               CII Financial, Inc.

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             (Exact Name of Registrant as Specified in Its Charter)
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             California                               95-4188244

(State of Incorporation or Organization)     I.R.S. Employer Identification No.)

2716 North Tenaya Way, Las Vegas, Nevada              89128

 (Address of Principal Executive Offices)             (Zip Code)
 ----------------------------------------      -----------------------


If this form relates to the registration    If this form relates to the
of a class of securities  pursuant to       registration of a class of
Section 12(b) of the Exchange Act and is    securities pursuant to Section
effective  pursuant to General              12(g) of the Exchange Act and is
Instruction A.(c), please check the         effective pursuant to General
following box.|X|                           Instrauction A.(d), please check
                                            the following box.|_|
                           -----------------
Securities Act registration statement file number to which this form relates: 333-52726
               (if applicable)

Securities to be registered pursuant to Section 12(b) of the Exchange Act:

       Title of Each Class              Name of Each Exchange on Which
       to be so Registered              Each Class is to be Registered
       -------------------              ------------------------------

9 1/2% Senior Debentures
due September 15, 2004                   New York Stock Exchange

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Securities to be registered pursuant to Section 12(g) of the Exchange Act:

None
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






Item 1.  Description of Registrant"s Securities to be Registered

         The description of the securities to be registered hereby as set forth under caption "Description of Debentures" in the prospectus included in the Registration Statement (Registration No. 333-52726) on Form S-4 (as amended, the "Registration Statement") of the registrant filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended, is incorporated herein by reference.

Item 2.  Exhibits

         The  following   exhibits  are  filed  as  part  of  this  registration
statement:

         Exhibit No.   Exhibit Description

              3.1      Articles of Incorporation of the Company*
              3.2      By-Laws of the Company*
              4.1 Form of Indenture, of 9 1/2% senior debentures due September 15, 2004 from the Company to Wells Fargo Bank Minnesota, N.A., a national banking association, as Trustee+
              4.2 Specimen 9 1/2% senior debenture due September 15, 2004 of the Company+

* Previously filed with the Commission as an exhibit to Amendment No. 1 to the Registration Statement and incorporated herein by reference pursuant to Rule 12b-32(a) of the Exchange Act and Rule 102 of Regulation S-T.

+ Previously filed with the Commission as an exhibit to Amendment No. 4 to the Registration Statement and incorporated herein by reference pursuant to Rule 12b-32(a) of the Exchange Act and Rule 102 of Regulation S-T.

                                    SIGNATURE

              Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                      CII FINANCIAL, INC.



Date  April 18, 2001                  By: /s/ Kathleen M. Marlon
                                          ----------------------------
                                          Name:  Kathleen M. Marlon
                                          Title: President, Chief Executive
                                          Officer and Chairman

                                  EXHIBIT INDEX

         Exhibit No.     Exhibit Description

              3.1        Articles of Incorporation of the Company*
              3.2        By-Laws of the Company*
              4.1 Form of Indenture, of 9 1/2% senior debentures due September 15, 2004 from the Company to Wells Fargo Bank Minnesota, N.A., a national banking association, as Trustee+
              4.2 Specimen 9 1/2% senior debenture due September 15, 2004 of the Company+

* Previously filed with the Commission as an exhibit to Amendment No. 1 to the Registration Statement and incorporated herein by reference pursuant to Rule 12b-32(a) of the Exchange Act and Rule 102 of Regulation S-T.

+ Previously filed with the Commission as an exhibit to Amendment No. 4 to the Registration Statement and incorporated herein by reference pursuant to Rule 12b-32(a) of the Exchange Act and Rule 102 of Regulation S-T.